Exhibit 99.2

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[GRAPHIC]

[LOGO]

Corporate Overview
June 1, 2006

Cautionary Statement	[LOGO]

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding the 2006 industry outlook, the company’s acquisition opportunities and the company’s goals and strategic initiatives are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. The statements are based on assumptions about important factors including: general business conditions; trends in new and used vehicle sales and incentives, including wholesale used vehicle pricing; economic conditions, including fuel prices, Canadian exchange rate and interest rate fluctuations; competition; market trends; business development activities, including acquisitions; investments in technology; litigation developments; weather; vehicle production; and the other risk factors described in the company’s Annual Report on Form 10-K, and other risks described from time to time in the company’s filings with the Securities and Exchange Commission. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

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ADESA, Inc.

•                  Overview - Dave Gartzke

•                  Operating Comments - A. R. Sales

•                  Q & A

3

Vision & Goals

Vision

ADESA, Inc. aims to be the industry leader in diversified remarketing and financing services based on sustainable, profitable growth and best-in-class services.

Goals

1.               Increase remarketed volume at physical auctions and the Internet to 3 million by end of the decade

2.               Attain sustainable double digit profit growth

3.               Enhance total shareholder return

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Growth Opportunities

The Vehicle Life Cycle and Vehicle Remarketing in 2005
U.S. & Canada

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New Market Opportunities

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Strategic Initiatives

•                  Investments for growth

•                  Technology

•                  Operational improvements

•                  Enhanced dealer focus

•                  Investment in people

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Management Alignment and Focus

•                  Integration of operations/one company

•                  Expansion of AFC capabilities to dealer services

•                  Strategic direction

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Management Structure  (Post Reorganization)

CEO
Strategy & Direction
COO	General Counsel	CAO	CFO	CIO
Operations Sales & Marketing Org. Effectiveness Dealer Services Auction Services	Legal SEC	HR Facilities Corp. Comm.	Finance Accounting Budgeting Tax/Audit IR	Systems eBusiness Technology

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ADESA, Inc.

•                  Overview - Dave Gartzke

•                  Operating Comments - A. R. Sales

•                  Q & A

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Overarching Corporate Objectives

•                  Value creation for customers and shareholders

•                  Culturally aligned, highly engaged employees

•                  Outperform the competition

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Customer Value Proposition

•                  Outstanding service and information

•                  Trusted business partner

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Strategies in Support of Objectives

•                  Investments

•                  Growth

•                  Technology

•                  People

•                  Operational excellence

•                  Enhanced customer focus

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Execution Focus

•                  Cultural alignment

•                  Communications and coordination

•                  Sales/marketing, operational and technological alignment

•                  High engagement and accountability

•                  Flexible standardization

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Operating Structure

A. R. Sales
President and COO

Cam Hitchcock	Brad Todd	Chuck Tapp	Paul Lips	Elizabeth Dreyer
President, Dealer Services Group	President, Auction Services Group	EVP, Sales & Marketing Group	Senior VP, Operations	Vice President, Operational Excellence

AFC	Used Vehicle Auctions

Other Dealer Initiative	Salvage Auctions

AutoVin

PAR

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Reorganization Objectives

•                  Single leadership for two key business groups

•                  Better coordination

•                  Enhanced accountability

•                  Matrix structure

•                  Forces communications

•                  Supports operational alignment

•                  Operational focus

•                  Operating Metrics

•                  Process Mapping

•                  Best practices

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Reorganization Objectives

•                  Unrelenting focus on accountability and progress

•                  Monthly group level operating and financial reviews

•                  Common operating metrics focused on internal and external value drivers

•                  Structured quarterly regional operating reviews

•                  Exploit growth opportunities

•                  White space in dealer services

•                  Comprehensive approach to auction services

•                  Coordinated sales and marketing strategy

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Growth Opportunities

	Organic	Strategic Focus

Auction Services Group	• Volume Growth • Service Fees • Internet/Ancillary Svcs. • Improve Utilization/Shared Facilities	• Geographic Expansion • Non-Auction Channels • Internet/Ancillary Svcs.

Dealer Services Group	• New Dealers • Inactive Dealers • Improve Existing Customer Throughput	• Ancillary Svcs. • Leverage Footprint/Infrastructure • New Revenue Streams • Geographic Expansion

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Operational Bottom Line

•                  Clear strategic vision

•                  Common language, systems and measures

•                  Execution and accountability

•                  Shared vision and alignment

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ADESA, Inc.

•                  Overview - Dave Gartzke

•                  Operating Comments - A. R. Sales

•                  Q & A

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